                                                                   EXHIBIT 10.11

                          APAC CUSTOMER SERVICES, INC.
            FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This Fourth Amendment to Amended and Restated Credit Agreement (herein, the "AMENDMENT") is entered into as of January 20, 2000, between APAC Customer Services, Inc., an Illinois corporation (the "BORROWER"), the Banks party to the Credit Agreement (as such term is defined below) and Harris Trust and Savings Bank, as a Bank and in its capacity as agent under the Credit Agreement (the "AGENT").

                             PRELIMINARY STATEMENTS

          A. The Borrower and the Banks entered into a certain Amended and Restated Credit Agreement, dated as of September 8, 1998 (as amended, the "CREDIT AGREEMENT"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

          B. The Borrower has requested that the Banks decrease the size of the Revolving Credit Commitments, amend certain covenants, and make certain other amendments to the Credit Agreement, and the Banks party hereto are willing to do so under the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. REVOLVING CREDIT COMMITMENTS.

         Upon the execution of this amendment by the Borrower, the Agent and the Required Banks, the Revolving Credit Commitments shall be reduced to $50,000,000 (comprised of $40,000,000 in Available Revolving Credit Commitments and an aggregate of $10,000,000 in Standby Revolving Credit Commitments). Accordingly, the amount of each Bank's Revolving Credit Commitment set forth opposite its name on its signature page to the Credit Agreement (or on an assignment agreement pursuant to Section 12.12 of the Credit Agreement, as the case may be) shall be amended so as to reflect such Bank's Available Revolving Credit Commitment and its Standby Revolving Credit Commitment as follows:


                                                                                       AMOUNT OF                  AMOUNT OF
                                                            AMOUNT OF                  AVAILABLE                   STANDBY
                                                        REVOLVING CREDIT            REVOLVING CREDIT           REVOLVING CREDIT
                        BANK                                COMMITMENT                 COMMITMENT                 COMMITMENT

   Harris Trust and Savings Bank                           $6,666,500.00              $5,333,200.00              $1,333,300.00
   Bank of Montreal                                        $6,666,500.00              $5,333,200.00              $1,333,300.00
   Bank of America, National Association                   $6,666,500.00              $5,333,200.00              $1,333,300.00
   LaSalle National Bank                                   $6,666,500.00              $5,333,200.00              $1,333,300.00
   The Northern Trust Company                              $3,333,500.00              $2,666,800.00              $  666,700.00
   Firstar Bank Milwaukee, N.A.                            $4,444,500.00              $3,555,600.00              $  888,900.00
   Mercantile Bank National Association                    $4,444,500.00              $3,555,600.00              $  888,900.00
   The Fuji Bank, Limited                                  $3,333,500.00              $2,666,800.00              $  666,700.00
   The Bank of Nova Scotia                                 $3,333,500.00              $2,666,800.00              $  666,700.00
   U.S. Bank National Association                          $4,444,500.00              $3,555,600.00              $  888,900.00
   Total                                                  $50,000,000.00             $40,000,000.00             $10,000,000.00
                                                          ==============             ==============             ==============


SECTION 2. AMENDMENTS

         Upon the execution of this Amendment by the Borrower, the Guarantors, the Agent and the Required Banks, the Credit Agreement shall be and hereby is amended as follows:

         (a) Section 2.4 of the Credit Agreement shall be amended by (i) deleting the second reference to "$5,000,000" appearing in the first sentence of such Section and inserting "$1,000,000" in lieu thereof, (ii) deleting the first reference to "$75,000,000" appearing in clause (iv) of the fourth sentence of such Section and inserting "$60,000,000" in lieu thereof and (iii) deleting the text "(PROVIDED THAT if EBITDA for the then four most recently completed fiscal quarters of the Borrower is less than $75,000,000 but greater than $60,000,000, the Borrower may only request that up to $15,000,000 of the aggregate Standby Revolving Credit Commitments be activated)" appearing in clause (iv) of the fourth sentence of such Section.

         (b) The following definitions appearing in Section 5.1 of the Credit Agreement shall be amended and restated in their entirety to read as follows, and the following definitions not already appearing in such Section 5.1 shall be added thereto as follows:

                  "CAPITAL EXPENDITURES" means, with respect to any Person the aggregate amount of all expenditures (whether paid in cash or accrued as a liability) by such Person during any period which, in accordance with GAAP, are or should be included as "additions to property, plant or equipment" or similar items reflected in the statement of cash flows of such Person; PROVIDED THAT Capital Expenditures shall not include such expenditures incurred by the Borrower in an aggregate amount not in excess of $9,000,000 in connection with the Borrower's purchase of certain software and services from Siebel Systems, Inc.

                           "FOURTH   AMENDMENT   EFFECTIVE  DATE"  means
                  January 20, 2000.

                           "STANDBY REVOLVING CREDIT COMMITMENTS" means, as of
                  the Fourth Amendment Effective Date, $10,000,000, which represents that portion of the Revolving Credit Commitments unavailable on such date for borrowing but which may become Available Revolving Credit Commitments pursuant to Section 2.4 hereof and thereafter $10,000,000 less such amounts, if any, which have become Available Revolving Credit Commitments pursuant to Section 2.4 hereof or terminated pursuant to
                  Section 1.14 hereof.

         (c) Section 8.22 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                           "SECTION 8.22. TOTAL DEBT RATIO. As of the last day
                  of each fiscal quarter of the Borrower ending on or about one of the periods specified below, the Borrower shall not permit the Total Debt Ratio as of the last day of such fiscal quarter to be greater than or equal to the amount set forth below:


                                                                       TOTAL DEBT RATIO
                                                                       SHALL NOT BE
                  FROM AND                    TO AND                   GREATER THAN OR
                  INCLUDING                   INCLUDING                EQUAL TO
                  10/4/1999                   7/2/2000                 2.75 to 1.0
                  7/3/2000                    7/1/2001                 2.50 to 1.0
                  7/2/2001                    6/30/2002                2.25 to 1.0
                  7/1/2002                    6/29/2003                2.00 to 1.0"


         (d) Section 8.25 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                           "SECTION 8.25. MINIMUM EBITDA. As of the last day of
                  each fiscal quarter of the Borrower ending on or about one of the dates specified below, the Borrower shall maintain EBITDA for the period of four consecutive fiscal quarters then ended at not less than the amount set forth below:


                              FISCAL QUARTER               EBITDA SHALL NOT
                              ENDING                       BE LESS THAN
                              4/2/2000                     $57,500,000
                              7/2/2000                     $57,500,000
                              10/1/2000                    $60,000,000
                              Each Fiscal Quarter          $62,500,000"
                              Thereafter


         (e) Section 8.28 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                     "SECTION 8.28. INTENTIONALLY DELETED."

         (f) Exhibit G to the Credit Agreement shall be amended and restated in its entirety to read as set forth on Annex I hereto.

SECTION 3. CONDITIONS PRECEDENT.

         This Amendment shall not become effective unless and until all of the following conditions have been satisfied:

                   (a) The Borrower, the Guarantors, the Agent and the Required Banks shall have executed and delivered this Amendment.

                   (b) The Agent shall have received (i) an amendment to the Pledge Agreement (in form and substance satisfactory to the Agent) duly executed by the Borrower and each relevant Subsidiary and evidencing the Borrower's pledge of all of its capital stock or other equity interests held in CustomerAssistance.com, Inc. and APAC M.I. Holdings, Inc. (each, a "NEW SUBSIDIARY"), (ii) original stock certificates or other similar instruments or securities representing all of the issued and outstanding shares of capital stock or other equity interest of the Borrower in each New Subsidiary as of the date hereof, (iii) stock powers for the Collateral consisting of the stock or other equity interests of the Borrower in each New Subsidiary each to be executed in blank and undated and (iv) UCC statements of amendment to be filed against the Borrower, as debtor, in favor of the Agent, as secured party.

                   (c) The Agent shall have received the fees (for the account of the relevant Banks) contemplated by that certain Fee Letter re:
         Fourth Amendment dated as of January 14, 2000 from the Borrower to the Banks.

                   (d) The Agent shall have received copies executed or certified (as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery hereof and the other instruments and documents contemplated hereby.

                   (e) All legal matters incident to the execution and delivery hereby and of the other instruments and documents contemplated hereby shall be satisfactory to the Required Banks, the Agent and their respective counsel.

SECTION 4. REPRESENTATIONS.

         In order to induce the Required Banks to execute and deliver this Amendment, the Borrower hereby represents to each Bank that as of the date hereof, after giving effect to this Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section
6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Agent) and (i) the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

SECTION 5. MISCELLANEOUS.

         (a) The Borrower has heretofore executed and delivered to the Agent and the Banks certain Collateral Documents and the Borrower hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Banks thereunder, the obligations of the Borrower thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

         (b) Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         (c) By executing this Amendment in the place provided for that purpose below, each Guarantor hereby consents to the Amendment to the Credit Agreement as set forth herein and confirms that its obligations under its Guaranty remain in full force and effect. Each Guarantor further agrees that the consent of such Guarantor to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

         (d) The Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

         (e) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                           [SIGNATURE PAGES TO FOLLOW]

Dated as of January 20, 2000.

                                   APAC CUSTOMER SERVICES, INC.

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

Accepted and agreed to as of the date and year last above written.

                                   HARRIS TRUST AND SAVINGS BANK, in its
                                     individual capacity as a Bank and as Agent

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   BANK OF MONTREAL, in its individual capacity
                                     as a Bank and as Syndication Agent

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   BANK OF AMERICA, NATIONAL ASSOCIATION

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   LASALLE BANK NATIONAL ASSOCIATION

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   THE NORTHERN TRUST COMPANY

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   FIRSTAR BANK MILWAUKEE, N.A.

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   MERCANTILE BANK NATIONAL ASSOCIATION

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   THE FUJI BANK, LIMITED

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   THE BANK OF NOVA SCOTIA

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   U.S. BANK NATIONAL ASSOCIATION

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                               GUARANTORS' CONSENT

         The undersigned have heretofore executed and delivered to the Guaranteed Creditors (as defined in the Guaranty) a Guaranty Agreement dated May 20, 1998 (the "GUARANTY") and hereby consent to the Amendment to the Credit Agreement as set forth above and confirms that their Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

                                   APAC TELESERVICES OF TEXAS, L.P.

                                    By:  APAC TELESERVICES GENERAL
                                        PARTNER, INC., its General Partner

                                        By
                                          --------------------------------------
                                          Name
                                              ----------------------------------
                                          Title
                                               ---------------------------------

                                   APAC TELESERVICES GENERAL PARTNER,
                                     INC.

                                   By
                                     Name
                                         ---------------------------------------
                                     Title
                                          --------------------------------------

                                   ITI HOLDINGS, INC.

                                   By
                                     Name
                                         ---------------------------------------
                                     Title
                                          --------------------------------------

                                   ITI MARKETING SERVICES, INC.

                                   By
                                     Name
                                         ---------------------------------------
                                     Title
                                          --------------------------------------

                                   APAC TELESERVICES, L.L.C.

                                   By: APAC CUSTOMER SERVICES, INC., its
                                     Manager

                                     By
                                       -----------------------------------------
                                     Name
                                         ---------------------------------------
                                     Title
                                          --------------------------------------

                                     ANNEX I

                                    EXHIBIT G
                           COMPLIANCE CERTIFICATE FOR
                          APAC CUSTOMER SERVICES, INC.

         This Compliance Certificate is furnished to Harris Trust and Savings Bank, as Agent (the "AGENT") pursuant to that certain Amended and Restated Credit Agreement dated as of September 8, 1998, among APAC Customer Services, Inc. (the "BORROWER"), Harris Trust and Savings Bank, as Agent, and the Banks party thereto (as amended, the "CREDIT AGREEMENT"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

                  1. I am the duly elected _____________________________________
         of the Borrower;

                  2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

                  3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

                  4. The Attachment hereto sets forth financial data and computations evidencing the Borrower's compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

         Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

         The foregoing certifications, together with the computations set forth in the Attachment hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _________ day of __________________ 20___.

                                   APAC CUSTOMER SERVICES, INC.

                                   By
                                     -------------------------------------------
                                     --------------------------,----------------
                                               (Name)               (Title)

                      ATTACHMENT TO COMPLIANCE CERTIFICATE
                                       FOR
                          APAC CUSTOMER SERVICES, INC.

        Compliance Calculations for Amended and Restated Credit Agreement
                          Dated as of September 8, 1998
                     Calculations as of _____________, 20___

------------------------------------------------------------------------------

A.                   TOTAL DEBT RATIO (SECTION 8.22 OF THE AGREEMENT)


         1.       Total Funded Debt (as defined)                                               $_______________
                                                                                                      A1

         2.       Net Income (as defined) for the four fiscal quarters                         $_______________
                  then ended                                                                          A2

         3.       Interest Expense (as defined) for the same period                            $_______________
                                                                                                      A3

         4.       Federal, state and local income taxes for the same                           $_______________
                  period                                                                              A4

         5.       Deprecation of fixed assets for the same period                              $_______________
                                                                                                      A5

         6.       Amortization for the same period                                             $_______________
                                                                                                      A6

         7.       Add Lines A2-A6 (EBITDA)                                                     $_______________
                                                                                                      A7

         8.       Ratio of Line A1 to A7                                                            _____ : 1.0

         9.       Line A8 Ratio must be less than or equal to:



                                                                                           Total Debt Ratio Shall
                        From and Including               To and Including                   Not Be Greater Than:
                        ------------------               ----------------                   --------------------
                            10/4/1999                        7/2/2000                           2.75 to 1.0

                             7/3/2000                        7/1/2001                           2.50 to 1.0

                             7/2/2001                       6/30/2002                           2.25 to 1.0



                             7/1/2002                       6/29/2003                           2.00 to 1.0



         10.      Is Borrower in Compliance? (Circle Yes or No)                                       Yes / No


B.                   NET WORTH (SECTION 8.23 OF THE AGREEMENT)

         1.       Shareholders' Equity                                        $____________
                  minus
                  (i) Notes from Officers and Employees                       ($__________)
                  (ii) Write-up of Assets
                                                                              ($__________)
                  Net Worth

                                                                                                     $____________
                                                                                                          B1

         2.       Net Income (Line A2)                                                                 $___________
                                                                                                            B2

         3.       Line B2 x .80                                                                        $___________
                                                                                                            B3

         4.       Add Line B3 + $35,000,000                                                            $___________
                                                                                                            B4

         5.       Line B1 must be greater than or equal to Line B4

         6.       Is Borrower in Compliance? (Circle Yes or No)                                    Yes / No

C.                   FIXED CHARGE COVERAGE RATIO (SECTION 8.24 OF THE AGREEMENT)

         1.       EBITDA (Line A7)                                                              $_______________
                                                                                                       C1

         2.       Capital Expenditures (as defined) for the same period                         $_______________
                                                                                                       C2

         3.       Subtract Line C2 from C1                                                      $_______________
                                                                                                       C3

         4.       Principal payments due in the next 12 months                                  $_______________
                                                                                                       C4

         5.       Annualized Interest Expense (as defined) for the same period                  $_______________
                                                                                                       C5

         6.       Add Lines C4+C5                                                               $_______________
                                                                                                       C6



         7.       Ratio of Line C3 to Line C6                                                 _____ : 1.0

         8.       Line C7 ratio must be greater than or equal to:                              1.50 : 1.0

         9.       Is Borrower in Compliance? (Circle Yes or No)                                    Yes/No

D.                EBITDA (SECTION 8.25 OF THE AGREEMENT)

         1.       EBITDA (Line A7)                                                              $________
                                                                                                    D1

         2.       Line D1 must be greater than or equal to:


                                                              EBITDA Shall
                   For Four Fiscal Quarters                Not Be Less Than:
                   ------------------------                -----------------
                          Ending On
                          ---------
                           4/2/2000                            $57,500,000

                           7/2/2000                            $57,500,000

                           10/1/2000                           $60,000,000

                      Each Fiscal Quarter                      $62,500,000
                          Thereafter


         3.       Is Borrower in Compliance?  (Circle Yes or No)                                Yes/No

                                      -3-